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                                                                  EXHIBIT 10(20)

                            LAYNE CHRISTENSEN COMPANY
                             2002 STOCK OPTION PLAN
                             (AMENDED AND RESTATED)

            Layne Christensen Company, a Delaware corporation (the "Company"), desired to provide additional incentive for key Employees to promote the success of the Company and any subsidiaries by allowing such Employees to share in the future growth of the business and to participate in the ownership of the Company. Accordingly, the Company established the 2002 Stock Option Plan of Layne Christensen Company (the "Plan") to offer eligible Employees the opportunity to become owners of capital stock of the Company under stock options, certain of which are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, and certain of which are intended to be nonqualified stock options. The Plan was initially adopted, effective March 1, 2002. Subject to shareholder approval, the Plan is hereby amended and restated effective June 3, 2004, to permit grants of nonqualified stock options to non-Employee Directors.

                                    ARTICLE I
                                   DEFINITIONS

            Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

            1.1 BOARD -- "Board" shall mean the Board of Directors of the Company. Members of the Board shall be referred to as "Directors."

            1.2 CHANGE OF CONTROL -- "Change of Control" for purposes of this Plan shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (in effect on the date hereof) promulgated under the Exchange Act, as in effect on the date hereof; provided, however, that, without limitation, such a Change of Control shall be deemed to occur when either (i) a person acquires beneficial ownership (as defined by Securities and Exchange Commission Rule 13d-3) of 25% or more of the combined voting power of the Company's voting securities, or (ii) less than a majority of the Directors are persons who were either nominated or selected by the Board.

            1.3 CODE -- "Code" shall mean the Internal Revenue Code of 1986, as amended.

            1.4 COMMITTEE - "Committee" means (i) the Board or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan.

            1.5 COMPANY -- "Company" shall mean Layne Christensen Company, a Delaware corporation.

            1.6 EMPLOYEE -- An individual employed by the Company or a Subsidiary.

            1.7 EXCHANGE ACT -- "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            1.8 FAIR MARKET VALUE - the "Fair Market Value" of a share of the Stock as of any applicable date shall be:

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                        (a) the closing price of the Stock on the principal
                  exchange on which shares of the Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred;

                        (b) if the Stock is not so listed on a principal
                  exchange but is traded on the Nasdaq Stock Market (whether Nasdaq National Market or Nasdaq Small Cap Market), the closing price, regular way, of the security on the Nasdaq Stock Market on the day previous to such date, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was a reported sale, or

                        (c) if the Stock is not listed for trading on a
                  principal exchange or the Nasdaq Stock Market, the average of the closing bid and asked prices as reported by the Nasdaq Over the Counter Bulletin Board, or, if no such prices shall have been so reported for such date, on the latest preceding date for which such prices were reported; or

                        (d) if the Stock is not publicly traded on an exchange
                  and is not listed on the Nasdaq Stock Market, the Nasdaq Over the Counter Bulletin Board or a successor quotation system, the fair market value of the security as determined in good faith by the Committee.

            1.9 INCENTIVE STOCK OPTION -- "Incentive Stock Option" shall mean an option granted hereunder which qualifies under Section 422 of the Code as an incentive stock option and which is designated as an Incentive Stock Option by the Committee.

            1.10 KEY EMPLOYEE -- "Key Employee" shall mean any Employee of the Company who, in the sole discretion of the Committee, has made or is expected to make, a significant contribution to the Company.

            1.11 NONQUALIFIED STOCK OPTION -- "Nonqualified Stock Option" shall mean an option granted hereunder which is not an Incentive Stock Option and which is designated as a Nonqualified Stock Option by the Committee.

            1.12 OFFICER -- "Officer" shall mean an officer of the Company or any Subsidiary as defined in the Securities and Exchange Commission Rule 16a - 1(f), as amended.

            1.13 OPTION -- "Option" shall mean an option to purchase common stock of the Company granted under the Plan. "Option" includes both Incentive Stock Options and Nonqualified Stock Options.

            1.14 OPTIONEE -- "Optionee" shall mean an Employee or Director to whom an Option has been granted under the Plan.

            1.15 OPTION PERIOD -- "Option Period" shall mean the period during which an Option may be exercised as determined by the Committee under the terms of Section 4.3(a) hereof and as set forth in the individual Option Agreement.

            1.16 PLAN -- "Plan" shall mean the 2002 Stock Option Plan of Layne Christensen Company, as amended and restated.

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            1.17 SECURITIES ACT -- "Securities Act" shall mean the Securities
Act of 1933, as amended.

            1.18 STOCK -- "Stock" or "Shares" shall mean shares of the common stock of the Company.

            1.19 SUBSIDIARY -- "Subsidiary" or "Subsidiaries" shall mean subsidiary corporations or a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

            1.20 TERMINATION OF EMPLOYMENT -- "Termination of Employment" shall mean the time when the employer-employee relationship between the Company or a Subsidiary and the Optionee ceases for any reason. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment including, but not limited to, whether a particular leave of absence constitutes a Termination of Employment; provided, however, that with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable rulings and regulations under such Section.

            1.21 TERMINATION OF SERVICE -- "Termination of Service" shall mean the time when a Director ceases to be a Director of the Company. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service.

                                   ARTICLE II
                              STOCK SUBJECT TO PLAN

            2.1 STOCK SUBJECT TO PLAN -- Options granted under this Plan shall be granted solely with respect to shares of Stock. Subject to any adjustments made pursuant to the provisions of Section 2.4 hereof, the aggregate number of shares of stock which may be issued under this Plan shall not exceed 600,000. The shares of Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company.

            2.2 INCENTIVE STOCK OPTION - $100,000 LIMITATION -- The aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan (or any other plan of the Company or its Subsidiaries which qualifies as an incentive stock option plan under Section 422 of the Code) shall not exceed $100,000. If the fair market value (determined as of the time the Option is granted) of the Stock with respect to which Options are exercisable by an Optionee exceeds $100,000 during any calendar year, the amount in excess of $100,000 shall be treated as Options which are not Incentive Stock Options.

            2.3 UNEXERCISED OPTIONS -- If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be made available for grant hereunder, subject to the limitations of Sections 2.1 and 2.2.

            2.4 ADJUSTMENTS IN COMPANY'S SHARES -- In the event the Stock is changed into or exchanged for a different number or kind of securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares (a) as to which Options may be granted, including adjustments of the limitation in
Section 2.1; and (b) as to which Options, or portions thereof unexercised, shall be exercisable, to the end that after such event each Optionee's proportionate

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interest shall be maintained as before the occurrence of such event; provided, however, that no such adjustment shall be made which would disqualify an Incentive Stock Option within the meaning of Section 424(h) of the Code. Such adjustment in an outstanding Option shall be made with any necessary corresponding adjustment in Option price per share and without change in the total price applicable to the Options or the unexercised portion of the Options (except for any change in the aggregate price resulting from rounding-off of share quantities or prices). Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

                                   ARTICLE III
                       ELIGIBILITY AND GRANTING OF OPTIONS

            3.1 ELIGIBILITY --

                  (a) Subject to the restrictions on the granting of Incentive Stock Options set forth below in subsection (b), Options to purchase shares of Stock shall be granted under this Plan only to Directors of the Company and Key Employees of the Company and its Subsidiaries.

                  (b) Incentive Stock Option - Ownership Limitation -- Notwithstanding the provisions of subsection (a), no Incentive Stock Option shall be granted under this Plan to (i) any non-Employee Director of the Company or (ii) any Employee of the Company or its Subsidiaries who, immediately before the Option is granted, owns (either directly or by application of the rules contained in Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries. The ownership limitation in subsection (b)(ii) shall not apply if at the time the Incentive Stock Option is granted (x) the option price is at least 110% of the fair market value of the stock subject to such Incentive Stock Option, and (y) such Incentive Stock Option will expire no later than five years from the date on which it is granted.

            3.2 GRANTING OF OPTIONS --

                  (a) The Committee shall from time to time and in its absolute discretion:

                        (i) Determine which Directors and Key Employees
            (including those to whom Options have been previously granted under the Plan) should be granted Options;

                        (ii) Determine the number of shares to be subject to
            such Options granted to such selected Directors and Key Employees, and, subject to the limits imposed under this Plan, determine whether such Options are to be Incentive Stock Options or Nonqualified Stock Options; and

                        (iii) Determine the terms and conditions of such
            Options, consistent with the Plan.

                  (b) Upon the selection of a Director or Key Employee to be granted an Option, the Committee shall grant such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Optionee that the Optionee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be

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      exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                  (c) No Option may be granted hereunder after ten (10) years from the earlier of (i) the date the Plan was originally adopted by the Committee or (ii) the date the Plan was originally approved by the stockholders of the Company.

                  (d) An Option shall be deemed granted on the date the Committee approves the granting of such Option; provided, however, that any Option shall terminate thirty (30) days after the date upon which it shall have been granted unless a Stock Option Agreement duly executed by the Optionee shall have been redelivered to the Company within such thirty
      (30) day period.

                                   ARTICLE IV
                                 TERMS OF OPTION

            4.1 OPTION AGREEMENT -- Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company. The terms and conditions of a Stock Option Agreement shall be consistent with the Plan, but the Committee shall have the power and authority to include such other terms and conditions which are not inconsistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

            4.2 OPTION PRICE -- The price of the shares subject to each Option shall be determined by the Committee and set forth in the respective Stock Option Agreement; provided, however, that the price per share for shares subject to an Incentive Stock Option shall (i) be not less than 100% of the Fair Market Value of such shares on the date such Incentive Stock Option is granted and (ii) be not less than 110% of the Fair Market Value of such shares on the date such Incentive Stock Option is granted in the case of a grant to an Optionee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries.

            4.3 PERIOD AND EXERCISE OF OPTION --

                  (a) PERIOD -- Subject to the provisions of the Stock Option Agreement and the other restrictions contained in the Plan, an Option shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option Agreement, and the period during which such Option (or installment) may be exercised shall terminate at such times as the Committee shall provide in the terms of each individual Option Agreement. The Committee may adopt a resolution after an Option is granted and on such terms and conditions as it deems appropriate whereby the time during which such Option or any portion thereof may be exercised is accelerated. Each Option shall expire, in all cases, upon the first to occur of the following events:

                        (i) in the case of an Incentive Stock Option, the
            expiration of ten (10) years from the date the Incentive Stock Option is granted;

                        (ii) if an Optionee owned (either directly or by
            application of the rules contained in Section 425(d) or the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries immediately before an Incentive Stock Option is granted to such Optionee, then the expiration of five (5) years from the date the Incentive Stock Option is granted;

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                        (iii) with respect to Options granted to an Employee,
            the expiration of thirty (30) days from the time of the Optionee's Termination of Employment unless such Termination of Employment results from his or her death;

                        (iv) with respect to Options granted to an Employee, the
            expiration of ninety (90) days from the time of the Optionee's Termination of Employment by reason of his or her death;

                        (v) with respect to Options granted to a Director, the
            expiration of thirty (30) days from the date of the Director's Termination of Service unless such Termination of Service results from his or her death;

                        (vi) with respect to Options granted to a Director, the
            expiration of ninety (90) days from the date of the Director's Termination of Service by reason of his or her death; or

                        (vii) the Optionee shall engage in willful misconduct
            which injures the Company or any of its Subsidiaries.

                  Notwithstanding subsections (iii) through (vi) above, with respect to Options granted to an individual who is both an Employee and a Director, (x) in the event the individual ceases to be a Director but continues to remain an Employee, the Option shall be treated as an Option granted to an Employee with subsections (v) and (vi) being inapplicable for purposes of this Section 4.3(a), and (y) in the event the individual ceases to be an Employee but continues to remain as a Director, the Option shall be treated as an Option granted to a Director with subsections (iii) and (iv) being inapplicable for purposes of this Section 4.3(a). Except as set forth in subsections (iii) and (iv) above, an Incentive Stock Option shall not be exercisable during the Option Period unless the Optionee shall have been continuously employed by the Company or a Subsidiary from the date the Incentive Stock Option was granted until its date of exercise.

                  Upon expiration of the Option Period, as accelerated if applicable, the Option shall terminate with respect to all shares of Stock not already actually purchased and paid for in full by the Optionee.

                  (b) PERSONS ELIGIBLE TO EXERCISE -- An Option granted hereunder (or portion thereof) shall be exercisable only by the Optionee; provided, however, that in the event of an Optionee's death, the heirs, executors or personal representatives of such Optionee may exercise the Option subject to the time periods set forth above in Section 4.3(a).

                  (c) PARTIAL EXERCISE -- Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part during the applicable Option Period; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

                  (d) MANNER OF EXERCISE -- An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or his office of all of the following prior to the time when such Option or portion thereof becomes unexercisable under the terms of this Plan or the applicable Stock Option Agreement:

                        (i) Notice in writing signed by the Optionee or other
            person then entitled to exercise such Option or portion thereof, stating that such Option or portion

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            thereof is exercised, such notice complying with all applicable rules established by the Committee;

                        (ii) Full payment for the shares with respect to which
            such Option or portion thereof is exercised through one or more of the following methods:

                              A. Cash or certified bank check; or

                              B. By delivery to the Company of certificates
                  representing the number of Shares then owned by the Optionee, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Optionee for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the Option Price.

                              In lieu of actually surrendering to the Company
                  the stock certificates representing the number of Shares then owned by the Optionee, the Committee may, in its discretion permit the Optionee to submit to the Company a statement affirming ownership by the Optionee of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Optionee as payment of the exercise price;

                        (iii) Such representations and documents as the
            Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars;

                        (iv) Full payment (in cash or by check) to the Company
            of all amounts which, under federal, state or local law, it is required to withhold in connection with the exercise of the Option; and

                        (v) In the event the Option or portion thereof shall be
            exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

            4.4 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES -- The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The completion of any registration or other qualification of or notice regarding such shares under any state or federal law or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

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                  (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                  (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience, provided that, upon issuance, the shares shall be considered issued and outstanding as of the date such Option was exercised.

            4.5 RIGHTS AS STOCKHOLDERS -- The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

            4.6 REORGANIZATION, CHANGE IN CONTROL, OR LIQUIDATION -- In the event the Company shall not be the surviving corporation in any merger, consolidation, or reorganization, or in the event of acquisition by another corporation of all or substantially all of the assets of the Company, every Option outstanding hereunder may be assumed (with appropriate changes) by the surviving, continuing, successor or purchasing corporation, as the case may be, subject to any applicable provisions of the Code or replaced with new Options of comparable value (in accordance with Section 424(a) of the Code). In the event
(i) that such surviving, continuing, successor or purchasing corporation, as the case may be, does not assume or replace the outstanding Options hereunder, or
(ii) of liquidation or dissolution of the Company, the Committee may provide that each Optionee shall have the right, within a period commencing not more than thirty (30) days immediately prior to and ending on the day immediately prior to such merger, consolidation, reorganization or acquisition by another corporation of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company, to exercise the Optionee's outstanding Options to the extent of all or any part of the aggregate number of shares subject to such Option(s). In the event of a Change of Control the Committee may accelerate the time at which Options granted under this Plan may be exercised by the Optionee.

            4.7 TRANSFER RESTRICTIONS -- The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two (2) years from the date of granting such Option or one (1) year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                    ARTICLE V
                                 ADMINISTRATION

            5.1 DUTIES AND POWERS OF THE COMMITTEE -- The Committee shall have the power to interpret this Plan and any Stock Option Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend, or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or an Option.

            5.2 EXPENSES: INDEMNIFICATION -- All reasonable expenses and liabilities actually incurred in connection with the administration of the Plan shall be borne by the Company. The Committee

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may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Company and its Officers and Directors shall be fully justified in relying, or acting in good faith upon the advice, opinion, valuations or information furnished by such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or becomes a party or in which such person may be or becomes involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person's lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against such person, such person shall, in writing, give the Company notice and an opportunity, at its own expense, to handle his own defense. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise or any other right or power that the Company may have to indemnify or hold such person harmless.

                                   ARTICLE VI
                                  MISCELLANEOUS

            6.1 OPTIONS NOT TRANSFERABLE -- Neither an Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 6.1 shall not prevent transfers by will or by the applicable laws of descent and distribution.

            6.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN -- No Option shall be granted pursuant to this Plan after February 29, 2012, on which date this Plan will terminate except as to Options then outstanding under the Plan. Options outstanding as of February 29, 2012, shall remain in effect until they are exercised or they expire. The Committee may at any time before such date amend, modify or terminate the Plan; provided, however, that, except as provided in Section 2.4, the Committee may not, without further approval by the holders of a majority of the issued and outstanding shares of Stock,

                  (a) increase the maximum number of shares of Stock as to which Options may be granted pursuant to this Plan,

                  (b) change the class of Employees eligible to be granted options pursuant to this Plan,

                  (c) extend the period during which Options may be granted or exercised,

                  (d) change the provisions of Article IV hereof with respect to the determination of the option price, other than to change the manner of determining the fair market value of shares of Stock to conform with any then applicable provisions of the Code or the regulations issued thereunder, or

                  (e) amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3.

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No amendment, modification or termination of this Plan may adversely affect the rights of any Optionee under any then outstanding Option granted hereunder without the consent of such Optionee.

            6.3 APPROVAL OF AMENDED AND RESTATED PLAN BY SHAREHOLDERS - The original version of this Plan was approved by the Company's shareholders. This amended and restated Plan will be submitted for the approval of the Company's shareholders within twelve (12) months after the date of the Board's adoption of the amendments to the Plan and thereafter at any such time as may be required under the Code, Securities Act or the Exchange Act. Options may be granted to non-Employee Directors prior to such shareholder approval; provided, however, that (a) such Options shall not be exercisable prior to the time when the shareholders shall have approved of the amendments to the Plan, and (b) if the shareholders have not approved the amendments to the Plan by the end of the twelve (12) month period, all Options previously granted to non-Employee Directors under the Plan shall thereupon be canceled and become null and void.

            6.4 EFFECT OF PLAN UPON OTHER COMPENSATION PLANS -- Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentive or other compensation for Directors and Employees, or
(b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

            6.5 EFFECT OF PLAN UPON EMPLOYMENT OR SERVICE AS DIRECTOR -- Nothing in this Plan shall be construed as (i) an obligation of the Company or its Subsidiaries to continue the employment of any Employee or (ii) entitling an individual to continue to serve as a Director.

            6.6 TITLES -- Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

            6.7 GOVERNING LAW -- The laws of the State of Kansas shall govern the interpretation, validity and performance of the terms of this Plan regardless of the law that might be applied under principles of conflicts of laws.

            6.8 CONFORMITY TO SECURITIES LAWS -- The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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